EXHIBIT 99.1

Kaival Brands Prepares to Support Growth with Extended
Marketing and Sales Service Agreement

Three-year agreement bolsters corporate infrastructure, reduces spending in preparation for anticipated increase in sales activity following Bidi Vapor merits case win

GRANT, Fla., November 15, 2022 /PRNewswire/ -- Kaival Brands Innovations Group, Inc. (NASDAQ: KAVL) (“Kaival Brands”, the “Company” or “we”, “our” or similar terms), the exclusive U.S. distributor of all vapor products manufactured by Bidi Vapor, LLC (“Bidi Vapor”), which are intended for adults 21 and over, today announced it has reached a three-year extension agreement with QuikfillRx, LLC, the third party vendor responsible for executing Kaival Brands’ marketing and sales strategies.

As part of the agreement, QuikfillRx, LLC will be rebranded as Kaival Marketing Services (“KMS”) to more properly reflect the commitment of KMS to the success of Kaival Brands.

As previously reported, on August 23, 2022, in a “merits case” brought by Bidi Vapor, the 11th Circuit Court of Appeals overruled the Food and Drug Administration’s (the “FDA”) marketing denial order related to Bidi Vapor’s BIDI® Stick electronic nicotine delivery system (“ENDS”). That decision has allowed Bidi Vapor to continue to market (through Kaival Brands) all flavor varieties of the BIDI® Stick in the United States. All ENDS products on the market today that do not have marketing authorization from the FDA are subject to enforcement, at the FDA’s discretion.

The three-year extension with KMS was executed in preparation to support the anticipated improved sales volumes arising from this decision and the increase of BIDI® Stick sales and marketing activities. In addition to monthly cash payments, which will be lower than during the initial term of the agreement, and a one-time upfront vested common stock option award, KMS will be eligible to receive performance-based common stock option awards from Kaival Brands that can vest annually based on total net revenues and profit margins achieved by Kaival Brands from KMS’s efforts over the term of the agreement, with a maximum vesting to occur upon achievement of $180,000,000 in total net revenues reported within the 3-year term.

Eric Mosser, President and Chief Operating Officer of Kaival Brands, stated, “KMS has been an integral part of the Kaival story since our inception. Their industry knowledge and expertise, experience working with our team, and unmatched around-the-clock service is best in class. As part of ongoing corporate efforts in anticipation of increasing sales activity following Bidi Vapor’s merits case win, it became clear that reaffirming our relationship with KMS was an important step to manage growth.”

Russell Quick, President of KMS, stated, “We are happy to continue our service with Kaival Brands and its commitment to responsible marketing. Our combined efforts at preventing underage use of vaping devices and focus on the needs of legal-age smokers looking for an alternative to combustible cigarettes, stands as a model for the industry.”

KMS has served as the primary marketing and sales service provider for Kaival Brands since 2020. In addition to its sales force, KMS brings over 100 contracted employees dedicated to supporting Kaival Brands’ management team through its next stage of growth.

Additional information regarding the marketing and sales agreement between Kaival Brands and KMS will be provided in a Form 8-K to be filed by Kaival Brands with the Securities and Exchange Commission.

ABOUT BIDI VAPOR

Based in Melbourne, Florida, Bidi Vapor maintains a commitment to responsible marketing, supporting age-verification standards and sustainability through its BIDI® Cares recycling program. Bidi Vapor’s premier device, the BIDI® Stick, is a premium product made with medical-grade components, a UL-certified battery and technology designed to deliver a consistent vaping experience for adult smokers 21 and over. Bidi Vapor is also adamant about strict compliance with all federal, state and local guidelines and regulations. At Bidi Vapor, innovation is key to its mission, with the BIDI® Stick promoting environmental sustainability, while providing a unique vaping experience to adult smokers.

Nirajkumar Patel, the Company’s Chief Science and Regulatory Officer, owns and controls Bidi Vapor. As a result, Bidi Vapor is considered a related party.

For more information, visit www.bidivapor.com.

ABOUT KAIVAL BRANDS

Based in Grant, Florida, Kaival Brands is a company focused on growing and incubating innovative and profitable products into mature and dominant brands in their respective markets. Our vision is to develop internally, acquire, own, or exclusively distribute these innovative products and grow each into dominant market-share brands with superior quality and recognizable innovation. Kaival Brands is the exclusive U.S. distributors of all vapor products manufactured by Bidi Vapor. Philip Morris Products S.A., via license from Kaival Brands International, LLC, a 100% fully owned subsidiary of Kaival Brands, is the exclusive distributor of all vapor products manufactured by Bidi Vapor in certain non-U.S. jurisdictions.

Learn more about Kaival Brands at https://ir.kaivalbrands.com/overview/default.aspx.

Cautionary Note Regarding Forward-Looking Statements

This press release and the statements of the Company’s management and partners included herein and related to the subject matter herein includes statements that constitute “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which are statements other than historical facts. You can identify forward-looking statements by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will,” and similar words. All forward-looking statements speak only as of the date of this press release. Although we believe that the plans, intentions, and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions, or expectations will be achieved. Therefore, actual outcomes and results (including, without limitation, the anticipated benefits (i) to the Company’s future sales and other results of operations of the August 2022 11th Circuit Court of Appeals decision and (ii) of the Company’s sales and marketing agreement with KMS, each as described herein) could materially and adversely differ from what is expressed, implied, or forecasted in such statements. Our business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect results, and are often beyond our control. Factors that could cause or contribute to such differences include, but are not limited to: (i) future actions by the FDA in response to the 11th Circuit Court’s decision that could impact our business and prospects, (ii) the success of our agreement with Philip Morris International, (iii) how quickly domestic and international markets adopt our products, (iv) the scope of future FDA enforcement of regulations in the ENDS industry, (v) the FDA’s approach to the regulation of synthetic nicotine and its impact on our business, (vi) potential federal and state flavor bans and other restrictions on ENDS products, (vii) the duration and scope of the COVID-19 pandemic and impact on the demand for the products we distribute, (viii) general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth, (ix) the effects of steps that we could take to reduce operating costs, (x) our inability to generate and sustain profitable sales growth, including sales growth in the international markets, (xi) circumstances or developments that may make us unable to implement or realize anticipated benefits, or that may increase the costs, of our current and planned business initiatives, (xii) significant changes in our relationships with our distributors or sub-distributors and (xiii) other factors detailed by us in our public filings with the Securities and Exchange Commission, including the disclosures under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended October 31, 2021, filed with the Securities and Exchange Commission on February 16, 2022 and accessible at www.sec.gov. All forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements. Except as required under the federal securities laws and the Securities and Exchange Commission’s rules and regulations, we do not have any intention or obligation to update any forward-looking statements publicly, whether as a result of new information, future events, or otherwise.

Investor and Media Relations:

Stephen Sheriff, Director of Communications and Administration

ir.kaivalbrands.com

investors@kaivalbrands.com